UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2014

AMERICAN DG ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34493	04-3569304
(Commission file number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachussetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

American DG Energy Inc., or the Company, intends to furnish an investor presentation to potential investors. The investor presentation is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference. As noted on page 21 the investor presentation, the Company anticipates its revenues for the fiscal year ended December 31, 2013 to be approximately $7.5 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – American DG Energy Inc. investor presentation dated February 19, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014	AMERICAN DG ENERGY INC.

	By:	/s/ Jesse T. Herrick
Jesse T. Herrick, Chief Financial Officer

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